Novint Technologies, Inc. 10-K

Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Special Report of Novint Technologies, Inc. (the “Company”) on this Special Report on Form 10-K for the years ended December 31, 2019 and December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Orin Hirschman, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes–Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   May 6, 2020

/s/ Orin Hirschman
Orin Hirschman
Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)